                            FIRST AMENDMENT TO LEASE

This First Amendment To Lease is made and entered into this 9th day of June, 1997 by and between Limar Realty Corp. #8 ("Landlord") and Infoseek Corporation ("Tenant").

                                R E C I T A L S

This First Amendment To Lease (the "First Amendment") is made with reference to and in reliance upon the following facts:

A. Landlord and Tenant are parties to that certain Lease dated March 4, 1997, (the "Lease") pursuant to which Tenant leased from Landlord certain space (the "Premises") located at 1399 Moffett Park Drive, Sunnyvale, California.

B. Landlord and Tenant wish to modify some of the provisions of the Lease including without limitation the Premises Area, Base Rent, Security Deposit and Tenant's Share of Building and with to establish the exact Commencement Date and Expiration Date of the Lease.

THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. BASIC LEASE TERMS: The Basic Lease Terms as set forth in Paragraph 1, of the Lease are hereby deleted and are replaced in its entirety with the following:

          a.   DATE OF LEASE:                March 4, 1997

               TENANT:                       Infoseek Corporation, a California
                                             corporation

               Address (of the Premises):    1399 Moffett Park Drive,
                                             Sunnyvale, CA 94086

               Address (for Notices):        (Please provide if other than the
                                             Premises)

          b.   LANDLORD:                     Limar Realty Corp. #8

               Address (for Notices):        1730 So. El Camino Real, Suite 400
                                             San Mateo, CA 94402

          c.   TENANT'S USE OF PREMISES:     Office and related
                                             research/development activities.

          d.   PREMISES AREA: 1)  Initial Premises: 47,096 Rentable Square Feet
                                  consisting of Building A and the First Floor of Building B.

                              2) Must Take Premises: 11,108 Rentable Square Feet consisting of the Second Floor of Building B.

          e.   BUILDING:          1399 Moffett Park Drive, Sunnyvale, CA 94086

          f.   INSURING PARTY:    Landlord is the "Insuring Party" unless
                                  otherwise stated herein.

          g.   TERM or INITIAL TERM: (inclusive):
                       Commencement Date:    May 14, 1997 ("Commencement Date")
                       Expiration Date:      November 13, 2002 ("Expiration
                                             Date")
                       Number of Months:     Sixty-six (66) Months

          h.   TENANT'S SHARE OF BUILDING:   63.33% (58,202 sq. ft./91,900 sq.
                                             ft.)

          i.   TENANT'S NUMBER OF            4.2 Spaces per 1,000 Rentable
               PARKING SPACES:               Square Feet of Leased area.

          j.   INITIAL BASE RENT:  Initial Premises:   $68,289.20 per month.
                                   Must Take Premises: $16,103.70 per month.

          k.   BASE RENT ADJUSTMENT:

               a)   Cost of Living. Intentionally deleted.

               b) Step Increase. The step adjustment provisions of Paragraph 4.b. apply for the periods shown below:

                                               Monthly Base Rent Amount
                    Periods (Inclusive)      (58,202 Rentable Square Feet)
                    -------------------      -----------------------------
                    Month 13 - Month 24               $87,303.00
                    Month 25 - Month 36               $90,213.10
                    Month 37 - Month 48               $93,123.20
                    Month 49 - Month 60               $96,033.30
                    Month 61 - Month 66               $98,943.40

First Amendment to Lease
Page 2

     l.   TOTAL TERM BASE RENT:    $5,909,824.20. (Total term of 66 Months and
                                   assumes the Must Take Premises commences with the seventh Lease month.)

     m.   PREPAID BASE RENT:       $68,289.20 in payment of the first months
                                   rent.

     n.   SECURITY DEPOSIT:        $421,964.50

     o.   BROKER(S):               BT Commercial Real Estate (Landlord) &
                                   Bishop Hawk, Inc. (Tenant)

          EXHIBITS:                Exhibits lettered "A" through "E", attached
                                   to the Lease dated March 4, 1997 are made a part hereof.

2. OPERATING EXPENSES: The provisions of Paragraph 13.a. of the Lease are hereby deleted and replaced in its entirety with the following:

     a. PAYMENT BY TENANT: During the Term of this Lease, Tenant shall pay to Landlord, as additional rent, on a monthly basis, Tenant's Share of the Operating Expenses of the Property, except that until Rent has commenced on the Must Take Space in accordance with Paragraph 29.b., Tenant's Share shall be limited to 51.25% (47,096 sq.ft./91,900 sq.ft.).

3. COMMENCEMENT DATE AND EXPIRATION DATE: The provisions of Paragraph 29. of the Lease are hereby deleted and replaced in its entirety with the following:

     a. INITIAL PREMISES: The Term of the Lease as to the Initial Premises containing 47,096 rentable square feet as outlined on Exhibit A attached to the Lease dated March 4, 1997 shall commence on May 14, 1997 (the "Commencement Date" ).

     b.   MUST TAKE PREMISES: The Term of the Lease (and the commencement of
          Rent) as to the Must Take Premises consisting of 11,106 rentable square feet as outlined on Exhibit A attached to the Lease dated March 4, 1997 shall commence upon the earlier of: (i)) Tenant's actual move in of personnel to the Must Take Premises, or (ii) November 14, 1997.

     c.   EXPIRATION DATE: The Expiration Date shall be November 13, 2002.

4. SECURITY DEPOSIT: The provisions of Paragraph 30. of the Lease are hereby deleted and replaced in its entirety with the following:

          Notwithstanding the provisions of Paragraph 5. of the Lease, Tenant shall provide a Security Deposit of $421,964.50 which is equal to five
          (5) month's Initial Base Rent on the Initial Premises and Must Take Premises. Commencing with the second Lease year, provided Tenant is not then in default and that Tenant's equity public market capitalization is then at least $180 million, the amount of the Security Deposit shall be reduced at the commencement of the following Lease years so that the Security Deposit is as follows:

                                              SECURITY DEPOSIT -
          LEASE YEAR #                  # MONTHS OF THEN CURRENT RENT
          ------------                  -----------------------------
               2                        4 Months @ $87,303.00 per Month

               3                        3 Months @ $90,213.10 per Month

               4                        2 Months @ $93,123.20 per Month

     However, if at any time and from time to time during the Lease Term, Tenant's equity public market capitalization is less than $180 million, the amount of the Security Deposit shall be increased within thirty (30) calendar days thereafter to an amount equal to five (5) months of then current Rent, subject to Tenant still being able to have the Security Deposit reduced per the table above if Tenant's equity public market capitalization is later restored to more than $180 million.

All other terms and conditions of said Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

TENANT                                  LANDLORD

INFOSEEK CORPORATION                    LIMAR REALTY CORP. #8


By:    /s/ ANDREW E. NEWTON             By:   /s/ THEODORE H. KRUTTSCHNITT
    ---------------------------------       ---------------------------------

Print Name:  Andrew E. Newton           Print Name:  Theodore H. Kruttschnitt
Its:                                    Its:  President
    ---------------------------------       ---------------------------------

                           SECOND AMENDMENT TO LEASE

This Second Amendment To Lease ("Second Amendment") is made and entered into this 15th day of July, 1997, by and between Limar Realty Corp. #8 ("Landlord") and Infoseek Corporation ("Tenant").

                                R E C I T A L S

This Second Amendment To Lease (the "Second Amendment") is made with reference to and in reliance upon the following facts:

A. Landlord and Tenant are parties to that certain Lease dated March 4, 1997, as amended by the First Amendment dated June 9, 1997 collectively, the "Lease"), pursuant to which Tenant leased from Landlord certain space (the "Initial Premises" and the "Must Take Premises") located at 1399 East Moffett Park Drive, Sunnyvale, California.

B. Landlord and Tenant wish to modify certain provisions of the Lease to reflect the fact that Tenant has exercised its Right of First Refusal ("ROFR") pursuant to Paragraph 33. of the Lease and incorporate the area subject to the ROFR (the "Expansion Area Premises") into the Lease.

THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. BASIC LEASE TERMS: The Basic Lease Terms as set forth in Paragraph 1. of the Lease are hereby deleted and are replaced in their entirety with the following:

         a.   DATE OF LEASE:            March 4, 1997

         b.   TENANT:                   Infoseek Corporation,
                                        a California corporation

              Address
              (of the Premises):        1399 East Moffett Park Drive
                                        Sunnyvale, CA 94089

              Address (for Notices):    (Please provide if other than the
                                        Premises)

         c.   LANDLORD:                 Limar Realty Corp. #8

              Address (for Notices):    1730 So. El Camino Real, Suite 400
                                        San Mateo, CA 94402

         d.   TENANT'S USE OF PREMISES: Office and related
                                        research/development activities.

         e.   PREMISES:                 91,900 Rentable Square Feet consisting
                                        of:

              1)  Initial Premises:        47,096 Rentable Square Feet
                                           consisting of the entire Building A
                                           and the First Floor of Building B.

              2)  Must Take Premises:      11,106 Rentable Square Feet
                                           consisting of the Second Floor of
                                           Building B.

              3)  Expansion Area Premises: 33,898 Rentable Square Feet
                                           consisting of the entire Building C.

         f.   BUILDING:                 1399 East Moffett Park Drive,
                                        Sunnyvale, CA 94089

         g.   INSURING PARTY:           Landlord is the "Insuring Party" unless
                                        otherwise stated herein.

         h.   TERM or INITIAL TERM (inclusive):

              1)  Initial Premises:
                    Commencement Date:  May 14, 1997 ("Commencement Date")
                    Expiration Date:    November 13, 2002 ("Expiration Date")
                    Number of Months:   Sixty-six (66) Months


              2)  Must Take Premises:
                    Commencement Date:  No later than November 14, 1997
                    Expiration Date:    November 13, 2002
                    Number of Months:   Approximately sixty (60) Months

              3)  Expansion Area Premises:
                    Commencement Date:  October 1, 1997
                    Expiration Date:    November 13, 2002
                    Number of Months:   Sixty-one (61) Months and
                                        Thirteen (13) Days


          i.   TENANT'S SHARE OF BUILDING:  100% (91,800 sq. ft./91,900 sq.ft.)

          j.   TENANT'S NUMBER OF PARKING
               SPACES:                      4.2 Spaces per 1,000 Rentable Square
                                            Feet of Leased area.

          k.   BASE RENT:

               Periods (Inclusive)              Monthly Base Rent Amount
               -------------------              ------------------------
               05/14/97 - 09/30/97                    $ 68,289.20
               10/01/97 - 11/13/97*                     68,289.20
              *11/14/97 - 11/30/97                      84,392.90
               12/01/97 - 05/13/98                     142,724.14
               05/14/98 - 09/30/98                     145,634.24
               10/01/98 - 05/13/99                     147,319.14
               05/14/99 - 09/30/99                     150,229.24
               10/01/99 - 05/13/00                     151,914.14
               05/14/00 - 09/30/00                     154,824.24
               10/01/00 - 05/13/01                     156,509.14
               05/14/01 - 09/30/01                     159,419.24
               10/01/01 - 05/13/02                     161,104.14
               05/14/02 - 09/30/02                     164,014.24
               10/01/02 - 11/13/02                     165,699.14


               *If the Commencement Date of the Must Take Premises occurs earlier than November 14, 1997, pursuant to Paragraph 4.b. below, the 11/13/97 and 11/14/97 dates shall be adjusted accordingly.

        l.   TOTAL TERM BASE RENT:     $9,592,065.21 (this calculated amount
                                       assumes that the Must Take Premises has a Commencement Date of November 14, 1997).

        m.   PREPAID BASE RENT:        $68,289.20 in payment of the first months
                                       rent.

        n.   SECURITY DEPOSIT:         $713,620.70

        o.   BROKER(S):                BT Commercial Real Estate (Landlord) &
                                       Bishop Hawk, Inc. (Tenant) as to the
                                       Initial Premises and Must Take Premises
                                       only.

        p.   EXHIBITS:                 Exhibit "A" (revised) attached hereto and
                                       Exhibits "B" through "E" attached to the Lease dated March 4, 1997 are made a part hereof.

    2. STEP INCREASE: The provisions of Paragraph 4.b. of the Lease are hereby deleted.

    3. OPERATING EXPENSES: The provisions of Paragraph 13.a. of the Lease are hereby deleted and replaced in its entirety with the following:

         a. PAYMENT BY TENANT: During the Term of this Lease, Tenant shall pay to Landlord an additional Rent, on a monthly basis, Tenant's Share of the Operating Expenses of the Property as follows:

         b.    PERIODS (INCLUSIVE)

               05/14/97 - 11/13/02     51.25%   (47,096 sq. ft. Initial
                                                Premises/91,900 sq. ft.), plus

               10/01/97 - 11/13/02     36.67%   (33,698 sq. ft. Expansion Area
                                                Premises/91,900 sq. ft.), plus

             **11/14/97 - 11/13/02     12.08%   (11,106 sq. ft. Must Take
                                                Premises/91,00 sq. ft.).

                   **If the Commencement Date of the Must Take Premises occurs earlier than November 14, 1997, pursuant to Paragraph 4.b. below, the 11/14/97 date shall be adjusted accordingly.

First Amendment to Lease
Page 3

     4.   COMMENCEMENT DATE AND EXPIRATION DATE:  The provisions of Paragraph
          29. of the Lease are hereby deleted and replaced in its entirety with the following:

          a. INITIAL PREMISES: The Term of the Lease as to the Initial Premises containing 47,096 rentable square feet as outlined on the attached Exhibit A (revised) shall commence on May 14, 1997.

          b. MUST TAKE PREMISES: The Term of the Lease (and the commencement of Rent) as to the Must Take Premises consisting of 11,106 rentable square feet as outlined on the attached Exhibit A (revised) shall commence upon the earlier of: (i) Tenant's actual move in of personnel to the Must Take Premises, or (ii) November 14, 1997.

          c. EXPANSION AREA PREMISES: The Term of the Lease as to the Expansion Area Premises consisting of 33,698 rentable square feet as outlined on the attached Exhibit A (revised) shall commence on October 1, 1997.

          d. EXPIRATION DATE: The Expiration Date for the entire Premises shall be November 13, 2002."

     5. SECURITY DEPOSIT: The provisions of Paragraph 30. of the Lease are hereby deleted and replaced in its entirety with the following:

               "Notwithstanding the provisions of Paragraph 5. of the Lease, Tenant shall provide a Security Deposit of $713,620.70 which is equal to five (5) month's initial Base Rent on the Initial Premises, Must Take Premises and Expansion Area Premises. Landlord currently holds a Security Deposit in the amount of $421,964.50 (which amount is net of a $23,098.50 credit previously provided Tenant). Upon execution of this Second Amendment, Tenant shall pay Landlord as an increase in the Security Deposit the amount of $291,656.20. Commencing with the second Lease year, provided Tenant is not then in default and provided that Tenant's equity public market capitalization is then at least $180 million, the amount of the Security Deposit shall be reduced at the commencement of the following Lease years so that the remaining Security Deposit is as follows:

                     Commencement of            Remaining Security Deposit
                       Lease Year #            # Months of then Current Rent
                     ---------------           -----------------------------
                    2 (i.e., 5/14/98)                    4 Months
                    3 (i.e., 5/14/99)                    3 Months
                    4 (i.e., 5/14/00)                    2 Months

               However, if at any time and from time to time during the Lease Term, Tenant's equity public market capitalization is less than $180 million, the amount of the Security Deposit shall be increased within thirty (30) calendar days thereafter to an amount equal to five (5) months of then current Rent, subject to Tenant still being able to have the Security Deposit reduced per the table above if Tenant's equity public market capitalization is later restored to more than $180 million."

     6. OPTION TO RENEW: The provisions of Paragraph 31. of the Lease shall apply to the entire Premises of 91,900 rentable square feet (but not a portion thereof).

     7. RIGHT OF FIRST REFUSAL: The provisions of Paragraph 33. of the Lease shall be deemed satisfied as Tenant has exercised its ROFR.

     8. LANDLORD'S TENANT IMPROVEMENTS AS TO EXPANSION AREA PREMISES: The Lease is hereby amended to include Paragraph 37., Landlord's Tenant Improvements as to Expansion Area Premises, as follows:

          "Landlord shall complete the demolition of the existing Expansion Area Premises (including the removal of non-functional HVAC and electrical equipment) and provide:

          a.   New T-bar ceiling.

          b.   New drop in parabolic light fixtures.

          c. New building standard carpet or floor covering (as selected by Tenant).

          d.   New paint.

          e.   Up to ten new private office/conference rooms with sidelights.

          f. New "window wall" to replace the existing "garage door" on the ground floor.

          g.   Window blinds on exterior windows.

          h. Lobby Upgrades including new building standard carpeting and lighting.

          i.   Adequate number of clean and sanitary restroom facilities.

          j. Existing HVAC, electrical, roof and the plumbing fixtures in good working order as of the date of occupancy.

          k. One lunch room to include ten (10) lineal feet of building standard upper and lower cabinets and plumbing, limited to a working sink with garbage disposal, but excluding any kitchen equipment or other plumbing.

          l. Re-landscaping of the courtyard after existing equipment is removed.

          m.   All architectural and planning expenses pertaining to the above.

          Tenant shall reimburse Landlord in an amount equivalent to 6.92% of Landlord's cost to provide the Landlord's Tenant Improvements outlined above within thirty (30) days of receipt of Landlord's invoice for same. Any additional Tenant Improvements required by Tenant are to be paid for by Tenant provided, however, at Tenant's request, Landlord will provide additional generic Tenant Improvements as part of the construction of Landlord's Tenant Improvements as to the Expansion Area Premises and then amortize the cost thereof into the Rent over the Lease Term relating to the Expansion Area Premises."

     9. ASSIGNMENT OR SUBLEASE: The provisions of Paragraph 19.c. of the Lease with respect to Landlord's option to terminate the Lease instead of approving a requested assignment or sublease shall not apply to any request for Landlord's consent to an assignment or sublease of the Expansion Area Premises only, provided such request is submitted to Landlord prior to June 30, 1998. All other provisions of Paragraph 19. shall remain unchanged.

All other terms and conditions of said Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.


TENANT                                  LANDLORD

INFOSEEK CORPORATION                    LIMAR REALTY CORP. #8


By: /s/ ANDREW E. NEWTON                By: /s/ THEODORE H. KRUTTSCHNITT
   ----------------------------------      -----------------------------

Print Name: Andrew E. Newton            Print Name: Theodore H. Kruttschnitt
           --------------------------
Its: Vice President & General Counsel   Its: President
    ---------------------------------

                              EXHIBIT A (REVISED)

                                  The Premises

This Exhibit A is attached to and made a part of that certain Lease dated March 4, 1997, as amended by the First Amendment dated June 9, 1997 and the Second Amendment dated July 15, 1997 (collectively, the "Lease"), by and between Limar Realty Corp. #8 as Landlord and Infoseek Corporation as Tenant.

                                  [PLOT PLAN]

                              [BUILDING C PREMISES
                               1ST AND 2ND FLOORS
                            EXPANSION AREA PREMISES]

                              [BUILDING A PREMISES
                               1ST AND 2ND FLOORS
                           PART OF INITIAL PREMISES]


                              [BUILDING B PREMISES

                      1ST FLOOR - PART OF INITIAL PREMISES
                   2ND FLOOR CONSTITUTES MUST TAKE PREMISES]